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                                                                    EXHIBIT 99.1

                   RETAIL VENTURES, INC. REPORTS JANUARY SALES
                        AND REVISES FISCAL 2003 ESTIMATE

Columbus, Ohio --/February 5/PR Newswire/-- Retail Ventures, Inc. (NYSE:RVI) announced today total sales for the four weeks ended January 31, 2004, increased 3.9% to $122.9 million from $118.2 million for the four weeks ended February 1, 2003. The company's same store sales decreased 1.2% for the four week period.

Total sales for the fifty-two weeks ended January 31, 2004, increased 5.9% to $2.594 billion from $2.451 billion for the fifty-two weeks ended February 1, 2003. The company's same store sales increased 1.2% for the fifty-two week period.

Retail sales statistics are as follows:



                                                        Four weeks ended ($ in thousands)
                                                        ---------------------------------
                                           January 31, 2004                         February 1, 2003
                                           ----------------                         ----------------
                                             $            %                          $             %
--------------------------------------------------------------------------------------------------------
    Total Sales
      Value City Department Stores     $   64,972       52.9                    $   69,773       59.0
      DSW Shoe Warehouse                   42,605       34.7                        34,954       29.6
      Filene's Basement                    15,289       12.4                        13,509       11.4
--------------------------------------------------------------------------------------------------------
                                       $  122,866      100.0                    $  118,236      100.0
--------------------------------------------------------------------------------------------------------
    Comparable Sales Percentage
      Value City Department Stores                      (6.9)%                                   (6.3)%
      DSW Shoe Warehouse                                 8.4 %                                   (8.2)%
      Filene's Basement                                  8.5 %                                   (3.1)%
--------------------------------------------------------------------------------------------------------
                                                        (1.2)%                                   (6.4)%
--------------------------------------------------------------------------------------------------------


                                                     Fifty-two weeks ended ($ in thousands)
                                                     --------------------------------------
                                           January 31, 2004                         February 1, 2003
                                           ----------------                         ----------------
                                             $            %                          $             %
--------------------------------------------------------------------------------------------------------
    Total Sales
      Value City Department Stores     $1,504,674       58.0                    $1,518,595       61.9
      DSW Shoe Warehouse                  772,631       29.8                       628,964       25.7
      Filene's Basement                   316,901       12.2                       303,160       12.4
--------------------------------------------------------------------------------------------------------
                                       $2,594,206      100.0                    $2,450,719      100.0
--------------------------------------------------------------------------------------------------------
    Comparable Sales Percentage
      Value City Department Stores                      (0.7)%                                   (5.1)%
      DSW Shoe Warehouse                                 5.6 %                                   (0.1)%
      Filene's Basement                                  2.6 %                                    0.3 %
--------------------------------------------------------------------------------------------------------
                                                         1.2 %                                   (3.5)%
--------------------------------------------------------------------------------------------------------


"Value City Department Stores continued to improve unit sales during the 4th quarter; however, we achieved lower than planned average unit retails and initial markups resulting in lower than expected gross margins in December and January. While Value City's average unit retail and initial markups are being elevated for spring, the late 4th quarter reduced margin dollars requires us to revise our fiscal 2003


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February 5, 2004                      -2-

earnings estimate from our previous breakeven estimate to an estimated net loss in the range of $5 million to $7 million", said Jim McGrady, Chief Financial Officer.

John Rossler, President and Chief Executive Officer, added "Although we are disappointed with the need to revise our earnings estimate for fiscal 2003, we are pleased with the positioning and prospects in 2004 for each of our brands; Value City, Filene's Basement and DSW. Our net income for both the 3rd and 4th quarters of 2003 indicate improvement from the comparable 2002 quarters and we expect our "business on the upswing" to continue throughout 2004."

Value City Department Stores, Inc. is a leading off-price retailer currently operating 116 full-line department stores in the Midwest, mid-Atlantic and southeastern U.S., 21 Filene's Basement Stores and 144 better-branded DSW Shoe Warehouse Stores in major metropolitan areas throughout the country.

This release contains statements that Retail Ventures, Inc. believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and intended to enjoy the protection of the safe harbor for forward-looking statements provided by that Act. These forward-looking statements generally can be identified by use of phrases such as "believe," "expect," "anticipate," "intend," "plan," "foresee", "see" or other similar words or phrases. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. These statements discuss, among other things, expected growth, future revenues, future cash flows, future performance and the anticipation and expectations of Retail Ventures, Inc. and its management as to future occurrences and trends. These forward-looking statements are subject to risks, uncertainties and other factors, domestically and internationally, including, the decline in demand for our merchandise, productivity and profitability, marketing strategies, liquidity, vendor and their factor relations, flow of merchandise, compliance with our credit agreements, the availability of desirable store locations on suitable terms, changes in consumer spending patterns, consumer preferences and overall economic conditions, the impact of competition and pricing, changes in weather patterns, changes in existing or potential duties, tariffs or quotas, paper and printing costs, the ability to hire and train associates and development of management information systems, and other risks. We discuss certain of these matters more fully in other of our filings with the SEC, including our Annual Report on Form 10-K for our fiscal year 2002, which was filed with the SEC on May 1, 2003; this release should be read in conjunction with our Annual Report on Form 10-K, and together with all our other filings, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, made with the SEC through the date of this report. You are urged to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements. As a result of these matters, including changes in facts, assumptions not being realized or other circumstances, our actual results may differ materially from historical results or from anticipated results expressed or implied in these forward-looking statements. The forward-looking statements included in this release are made only as of the date of this report and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

SOURCE:   Retail Ventures, Inc.
Contact:  Jim McGrady, Chief Financial Officer - (614) 478-2208